EXHIBIT 10.1

                         REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is made and entered into as of the 20th day of March, 1997, by and among Pan Am Corporation, a Florida corporation (the "Company"), and JMD Delaware, Inc., as trustee for the Micky Arison 1995 Air Holding Trust (the "Trust"), Micky Arison ("Arison"), Reuven Wertheim and A. Daniel Ratti (each a "Holder" and collectively, the "Holders").

                                    RECITALS

         A. The Company and the Holders are contemporaneously entering into that certain Acquisition Agreement, dated as of March 20, 1997 (the "Acquisition Agreement"), among the Company, CAL Acquisition Corporation, a Florida corporation, Carnival Air Lines, Inc., a Florida corporation, Air Holding Company, a Florida corporation, and the Holders pursuant to which the Company will issue and deliver to the Holders an aggregate of 9,523,810 shares (the "Shares") of the Company's Common Stock, par value $.0001 per share (the "Common Stock").

         B. As contemplated by the Acquisition Agreement, the Company has agreed herein to provide to the Holders certain registration rights with respect to the Shares.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and other good, valuable and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    AGREEMENT

        1.      SHELF REGISTRATION.

                (a) Subject to the limitations set forth in this Agreement and
Section 5.10 of the Acquisition Agreement, the Company will promptly file a registration statement (the "Initial Shelf Registration Statement") registering each Holder's resale of up to 2,380,953 Shares owned by such Holder and shall thereafter use its best efforts to cause the Shelf Registration Statement to be declared effective on or as soon as legally possible after the "Closing Date" under the Acquisition Agreement and maintain such effectiveness until the effectiveness of the "Second Shelf Registration Statement" (as hereinafter defined); in addition, not later than 10 months after the Closing Date, the Company will file an additional registration statement (the "Second Shelf Registration Statement" and, together with the Initial Shelf Registration Statement, the "Shelf Registration Statements") registering each Holder's resale of up to 4,761,906 Shares owned by such Holder (which amount shall be reduced by the number of Shares sold by the Holder prior to the effectiveness of the Second Shelf Registration Statement) and shall thereafter use its best efforts to cause such Second Shelf Registration Statement to be declared effective by the first anniversary of the Closing Date and to maintain such effectiveness until the third anniversary of the Closing Date, PROVIDED, HOWEVER, that the Company shall have the right to prohibit the sale of Common Stock pursuant to each Shelf Registration Statement, upon notice to the Holders (A) if the Company reasonably believes that such sale might reasonably be expected to have an adverse effect on any significant proposal or plan of the Company to engage in an acquisition of assets or any merger, consolidation, tender offer, financing, corporate reorganization or similar transaction; (B) during the period specified in
Section 7(a) hereof; or (C) upon the happening of any event, as a result of which the prospectus under the Shelf Registration Statement (the "Prospectus") includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (in the opinion of counsel for the Company), it being agreed that in the case of the resale prohibitions contemplated by clauses (A) and (C), the Company shall use its best efforts to minimize the period of time in which it shall so prohibit the sale of any shares of Common Stock and in no event shall any period of time during which sales are prohibited exceed 20 consecutive days or an aggregate of 45 days in any six-month period. Each Shelf Registration Statement will provide that the Holders may sell their Shares in one or more transactions (which may include "block" transactions) on any securities exchange on which the Common Stock is


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traded, in the over-the-counter market, in negotiated transactions or in a combination of such methods, at fixed prices which may be changed, at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices. Notwithstanding anything herein to the contrary, the Company shall not be obligated to maintain the effectiveness of a Shelf Registration Statement pursuant to this Section 1(a) or to deliver any prospectus under a Shelf Registration Statement after the Holders have sold at least 75% of the Shares of Common Stock issued pursuant to the Acquisition Agreement.

        2.      UNDERWRITTEN OFFERING.

                (a) The Company will use its best efforts, prior to the first anniversary of the Closing Date, to consummate an underwritten offering relating to 25% of the Shares (which amount shall be reduced by the number of shares theretofore sold pursuant to the Initial Shelf Registration Statement), pursuant to which the Company shall file a registration statement with the Securities and Exchange Commission ("Commission") and shall use its best efforts to cause such registration statement promptly become effective under the Securities Act.

                (b) The Company shall be entitled to include in the registration contemplated by this Section 2 shares of Common Stock to be sold by the Company for its own account and for the account of other significant shareholders of the Company. In the event that the underwriters advise the Company that in their opinion the number of securities to be included in such registration exceeds the number of securities which can be sold in the offering without adversely affecting the offering price or the marketing of the Company's securities, the Holders and the other shareholders of the Company entitled to participate in the offering shall accept a pro rata reduction in the number of securities to be included in such registration (such that their participation is in proportion to their relative holdings of Common Stock); provided however that each of the Holders shall have the absolute priority to participate (and thereby reduce or eliminate any pro rata participation of other shareholders) to the extent necessary so that each such Holder shall in all events be entitled to include an aggregate of 2,000,000 Shares (which amount shall be reduced by the number of Shares theretofore sold pursuant to the Shelf Registration Statement) in such underwritten offering.

                (c) The Company shall select a nationally recognized underwriter or underwriters to manage and administer such offering, such underwriter or underwriters, as the case may be, to be subject to the approval of Micky Arison, which approval shall not be unreasonably withheld.

                (d) The Company will use its best efforts to complete the underwritten offering of the Shares in accordance with customary practice. Without limiting the generality of the foregoing, the Company will cause its principal officers to actively prepare for and participate in good faith in any road shows reasonably requested by the underwriters to market the Shares.

         3. PIGGYBACK RIGHTS. If the Company shall at any time during the three-year period (five years in the case of underwritten public offerings of common equity) commencing on the Closing Date propose to file a registration statement under the Securities Act for any sales of shares of any of the Company's equity securities (or any warrants, units, convertibles, rights or other securities related or linked to any shares of the Company's equity securities), whether for a secondary offering or for a primary offering of securities by the Company, the Company shall give written notice of such registration to each of the Holders no later than thirty (30) days before its filing with the Commission; provided, that registrations in connection with acquisitions, conversions of any of the Company's securities or any employee stock option or employee stock purchase or savings plan shall not be deemed to be a sale for purposes of this Section 3. If any Holder or Holders so request within thirty (30) days, the Company shall include in any registration the Shares held by such Holder or Holders and requested to be included in such registration, but the Company shall not be obligated to so include such Shares to the extent the underwriter or underwriters, if any, of such securities being otherwise registered by the Company shall determine in good faith that the inclusion of such Shares would jeopardize the successful sale at the desired price of such other securities proposed to be sold by such underwriter or underwriters, in which case the Holder or Holders requesting to participate in such registration shall be entitled to participate in any such reduced number of Shares (if any) which may be included in such registration along with the Company and any other Holders exercising piggyback rights with respect to such registration hereunder on a pro rata basis in proportion to their relative holdings of shares of Common Stock, in the aggregate,

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to the complete exclusion, if necessary, of any other holders of Common securities having similar registration rights and proposing to include their shares in such registration. The obligations and rights of the Company and each of the Holders under this Section 3 shall not affect in any way the obligations and rights of the Company and the Holders under Section 1 or 2.

         4. EXPENSES. Subject to the limitations contained in this Section 4 and except as otherwise specifically provided in this Agreement, the entire costs and expenses of the registrations and qualifications pursuant to Sections 1, 2 and 3 as hereof shall be borne by the Company. Such costs and expenses shall include, without limitation, the fees and expenses of counsel for the Company and of its accountants, all other costs, fees and expenses of the Company incident to the preparation, printing and filing under the Securities Act of each registration statement and all amendments and supplements thereto, the reasonable fees and expenses of a special counsel to the Holders relating to such registration and qualification (provided that the aggregate fees for all such registrations, together with the aggregate fees of Holders' counsel in connection with the Acquisition Agreement, shall in no event exceed $150,000), the cost of furnishing copies of each preliminary prospectus, each final prospectus and each amendment or supplement thereto to underwriters, dealers and other purchasers of the Shares and the costs and expenses (including fees and disbursements of counsel) incurred in connection with the qualification of the Shares under the blue sky laws of various jurisdictions. The Company shall not, however, pay underwriting discounts or commissions to the extent related to the sale of Shares sold in any registration and qualification.

         5.     PROCEDURES.

                (a) In the case of each registration or qualification pursuant to Sections 1, 2 or 3, the Company will use its best efforts to register or qualify the offering under the blue sky laws of such states as may be reasonably requested by Holders from time to time (provided, however, the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service of process). The Company will also keep each Holder advised in writing as to the initiation of proceedings for such state and Federal registration and qualification and as to the completion thereof, and will advise any such Holder, upon request, of the progress of such proceedings.

                (b) Except as otherwise specifically provided in Section 1 of this Agreement, at the Company's expense, the Company will keep each registration and qualification under this Agreement effective (and in compliance with the Securities Act) by such action as may be necessary or appropriate for a period of 120 days after the effective date of such registration statement, including, without limitation, the filing of post-effective amendments and supplements to any registration statement or prospectus necessary to keep the registration statement current and the further qualification under any applicable blue sky or other state securities laws to permit such sale or distribution, all as requested by the Holder or Holders whose Shares are so registered, and shall perform such other reasonable acts and things as may be required of it to enable such Holder to consummate the disposition in the jurisdiction of the securities covered by such registration statement. The Company will immediately notify each Holder on whose behalf Shares have been registered pursuant to this Agreement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (in which case, the Company shall promptly provide such Holder with revised or supplemental prospectuses and, if so requested by the Company in writing, such Holder shall promptly take action to cease making any offers of the Common Stock until receipt and distribution of such revised or supplemental prospectuses, subject in all respects to the 20 and 45 day time limits contemplated by Section 1 hereof with respect to prohibitions on sale pursuant to clauses (A) and (B) thereof).

                (c) The Company will use its best efforts to furnish to each Holder on whose behalf Shares have been registered pursuant to this Agreement a signed counterpart, addressed to the such Holder, of (i) an opinion of counsel for the Company, dated the effective date of such registration statement, and
(ii) a so-called "cold comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, and such opinion of counsel and accountants' letter shall cover substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter,

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with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in connection with underwritten public offerings of securities.

                (d) Without limiting any other provision hereof, in connection with any registration of Shares under this Agreement, the Company will use its best efforts to comply with the Securities Act, the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), and all applicable rules and regulations of the Commission, and will make generally available to its securities holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

                (e) In connection with any registration of Shares under this Agreement, the Company will provide, if appropriate, a transfer agent and registrar for the Shares not later than the effective date of such registration statement.

                (f) No Holder may participate in any underwritten registration hereunder unless such Holder (i) agrees to sell his or its Shares on the basis provided in any reasonable underwriting arrangements required in connection therewith, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements. The Company also agrees to enter into such underwriting agreement with the underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, provisions relating to indemnification and contribution. The representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of the underwriters shall also be made to and for the benefit of the Holders.

                (g) In connection with the preparation and filing of each registration statement registering Shares under this Agreement, the Company will give each Holder or Holders on whose behalf Shares are to be so registered and their counsel and accountants (as well as all underwriters, if any) the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified its financial statements, as shall be necessary, in the opinion of such Holders or such underwriters or their respective counsel, in order to conduct a reasonable and diligent investigation within the meaning of the Securities Act. Without limiting the foregoing, each registration statement, prospectus, amendment, supplement or any other document filed with respect to a registration under this Agreement shall be subject to review and reasonable approval by the Holder or Holders registering Shares in such registration and by their counsel.

                (h) The Company will use reasonable efforts to list, on or prior to the effective date of each registration statement registering Shares under this Agreement, all shares covered by such registration statement on any securities exchange on which any of the Common Stock is then listed, if any.

                (i) The Company will cooperate with the Holder or Holders and each underwriter or agent participating in the disposition of securities subject to any registration hereunder and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers.

                (j) The Company will use reasonable efforts to prevent the issuance by the SEC or any other governmental agency or court of a stop order, injunction or other order suspending the effectiveness of each registration statement registering Shares under this Agreement and, if such an order is issued, use reasonable efforts to cause such order to be listed as promptly as practicable.

                (k) The Company and the Holders will enter into other customary agreements, if any, and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Shares as contemplated hereby.

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                (l) The Company will, at the expense of the Company, furnish to each Holder on whose behalf the registration of Shares has been effected such number of registration statements, prospectuses, offering circulars and other documents incident to any registration or qualification referred to in Sections 1, 2 or 3 as such Holder from time to time may reasonably request.

         6. INDEMNIFICATION. The Company will indemnify and hold harmless each Holder and any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls the Holder or underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, and expenses (including reasonable attorneys' fees and expenses and reasonable costs of investigation) to which the Holder or underwriter or such controlling person may be subject, under the Securities Act or otherwise, insofar as any thereof arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any registration statement under which such Holder's Shares were registered under the Securities Act pursuant to Sections 1, 2 or 3 hereof, any prospectus or preliminary prospectus contained therein, or any amendment or supplement thereto or (B) any other document incident to the registration of the Shares under the Securities Act or the qualification of the Shares under any state securities laws applicable to the Company, (ii) the omission or alleged omission to state in any item referred to in the preceding clause (i) a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act or any other federal or state securities law, rule or regulation applicable to the Company and relating to action or inaction by the Company in connection with any such registration or qualification, except the Company will not indemnify any Holder insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished to the Company in writing by the Holder or by any affiliate of a Holder pursuant to the Acquisition Agreement or otherwise expressly for use therein and provided further that with respect to any untrue statement or omission or alleged untrue statement made in any prospectus delivered in connection with non-underwritten offerings pursuant to Section 1 or 3 hereof shall not inure to the benefit of the Holders (or the benefit of any person controlling the Holders) if the person asserting any such loss, claim, liability, expense or damage purchased the Shares that is the subject thereof, and the Holder or any person controlling the Holder (i) failed to comply with the prospectus delivery requirements of Section 5(b)(2) of the Securities Act in connection with the sale of the Shares to such person, or (ii) utilized a prospectus after the Holder was notified, in accordance with the terms hereof, to cease making any offers or sales of Shares pursuant to the terms thereof. Each of the Holders severally agrees to identify and hold harmless (in the same manner and to the same extent set forth in this Section 6 for the indemnification of such Holder), the Company and each person who controls the Company within the meaning of the Securities Act with respect to any untrue statement or alleged untrue statement or omission or alleged omission with respect to such Holder and/or his or its distribution of Shares made in reliance upon and conformity with information furnished to the Company by such Holder for use therein. Any underwriting agreement with the underwriter or underwriters for any offering registered under the Securities Act pursuant to Section 2 or 3 hereof shall contain customary provisions with respect to indemnification and contribution which shall, at a minimum, provide the indemnification set forth above.

        7.      HOLDBACK.

                (a) Except for transfers made in transactions exempt from the registration requirements under the Securities Act pursuant to Section 4(1) thereof, the Holders agree not to offer, sell, contract to sell or otherwise dispose of any of their Shares within the five (5) business day period before or the ninety (90) day period after the date of any final prospectus relating to any underwritten public offering of any of the Company's Common Stock, in each case except pursuant to such prospectus or with the written consent of the underwriter or underwriters for such offering and provided that the Holders are entitled to sell not less than an aggregate of 1,000,000 Shares in any such underwritten offering.

                (b) In consideration of the Company's covenants herein and in the Acquisition Agreement, the Holders have agreed by separate instruments that they will not sell, transfer or otherwise reduce their interest in any of the shares of the Company's Common Stock issued pursuant to the Acquisition Agreement until such time as the Company has published financial results covering at least thirty (30) days of combined operations of the Company and Carnival Air Lines, Inc. after the Closing Date. In consideration of such covenants and the premises and covenants set forth in the

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Acquisition Agreement, the Company hereby agrees to publish such financial results as soon as practicable and in any event no later than (x) if the Closing Date is on or before August 31, 1997, October 30, 1997, or (y) if the Closing Date is subsequent to August 31, 1997, 20 days after the end of the first full month after the Closing Date.

        8. NOTICES. All notices required or permitted to be given pursuant to this Agreement shall be given in writing, shall be transmitted by personal delivery, by registered or certified mail, return receipt requested, postage prepaid, or by telecopier or other electronic means (with a confirming copy by registered or certified mail, postage prepaid) and shall be addressed as follows:

                When the Holders are the intended recipients:

                        Micky Arison
                        3655 N.W. 87th Avenue
                        Miami, Florida  33178
                        Telecopy:  (305) 471-4758

                        WITH A COPY TO:

                        Arnaldo Perez, Esq.
                        3655 N.W. 87th Avenue
                        Miami, Florida  33178
                        Telecopy: (305) 471-4758

                        Greenberg, Traurig, Hoffman, Lipoff,
                          Rosen & Quentel, P.A.
                        1221 Brickell Avenue
                        Miami, Florida  33131
                        Attention:  Bruce E. Macdonough, Esq.
                        Telecopy:  (305) 579-0717

                When the Company is the intended recipient:

                        Pan Am Corporation
                        9300 N.W. 36th Street
                        Miami, Florida  33178
                        Attention:  John J. Ogilby, Esq.
                        Telecopy:  (305) 873-2800

                        WITH A COPY TO:

                        Stearns Weaver Miller Weissler
                          Alhadeff & Sitterson, P.A.
                        150 West Flagler Street
                        Suite 2200
                        Miami, Florida  33130
                        Attention:  Teddy Klinghoffer, Esq.
                        Telecopy:  (305) 789-3395

Any party to this Agreement (each a "Party") may designate a new address to which notices required or permitted to be given pursuant to this Agreement shall thereafter be transmitted by giving written notice to that effect to the other Parties. Each notice transmitted in the manner described in this Section 9 shall be deemed to have been given, received and become effective for all purposes at the time it shall have been (i) delivered to the addressee as indicated by the return receipt (if transmitted by mail), the affidavit of the messenger (if transmitted by personal delivery) or the answer back or call back (if transmitted by telecopier or other electronic means, but only if a confirmation copy of such telecopied or electronically delivered notice is also delivered by registered or certified mail, postage prepaid) or (ii) presented for delivery to the addressee as so indicated during normal business hours, if such delivery shall have been refused for any reason.

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        9.      GOVERNING LAW; FORUM.

                (a) The validity, interpretation, performance and enforcement of this Agreement shall be governed by the laws the State of Florida (without giving effect to the laws, rules or principles of the State of Florida regarding conflicts of laws).

                (b) Each Party agrees that any proceeding arising out of or relating to this Agreement or the breach or threatened breach of this Agreement shall be commenced and prosecuted in a court in Miami, Florida. Each party consents and submits to the non-exclusive personal jurisdiction of any court in Miami, Florida in respect of any such proceeding. Each Party consents to service of process upon it with respect to any such proceeding by registered mail, return receipt requested, and by any other means permitted by applicable laws and rules. Each Party waives any objection that it may now or hereafter have to the laying of venue of any such proceeding in any court in Miami, Florida and any claim that it may now or hereafter have that any such proceeding in any court in Miami, Florida has been brought in an inconvenient forum.

                (c) Final judgment against any Party hereto in any suit or proceeding shall be conclusive, and may be enforced in any other jurisdiction
(i) by suit, action or proceeding on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and the amount of indebtedness or liability of the Party hereto, or (ii) in any other manner provided by or pursuant to the laws of such other jurisdiction.

                (d) Nothing herein shall in any way be deemed to limit the ability or right of any Party to serve any legal process, summons, notices or other documents in any other manner permitted by applicable law, or to obtain jurisdiction over any other Party, or to bring actions, suits or proceedings against any other Party in such other jurisdictions, and in such manner, as may be otherwise permitted by applicable law.

         10. BINDING EFFECT; ASSIGNMENT; THIRD PARTY BENEFICIARIES. This Agreement shall be binding upon the Parties and their respective successors and assigns and shall inure to the benefit of the Parties and their respective successors and permitted assigns. No Party shall assign any of its rights or delegate any of its duties under this Agreement (by operation of law or otherwise) without the prior written consent of the other Parties. Any assignment of rights or delegation of duties under this Agreement by a Party without the prior written consent of the other Parties, if such consent is required hereby, shall be void. No person (including, without limitation, any employee of a Party) shall be, or be deemed to be, a third party beneficiary of this Agreement.

        11. ENTIRE AGREEMENT; EFFECTIVE DATE OF AGREEMENT. This Agreement constitutes the entire contract among the Parties with respect to the subject matter hereof and cancels and supersedes all of the previous contracts, commitments, representations, warranties and understandings (whether oral or written) by, between or among the Parties with respect to the subject matter hereof.

        12. AMENDMENTS. No addition to, and no cancellation, renewal, extension, modification or amendment of, this Agreement shall be binding upon a Party unless such addition, cancellation, renewal, extension, modification or amendment is set forth in a written instrument which states that it adds to, amends, cancels, renews, extends or modifies this Agreement and has been approved by all of the Parties.

        13. WAIVERS. No waiver of any provision of this Agreement shall be binding upon a Party unless such waiver is expressly set forth in a written instrument which is executed and delivered by such Party or on behalf of such Party by an officer of, or attorney-in-fact for, such Party. Such waiver shall be effective only to the extent specifically set forth in such written instrument. Neither the exercise (from time to time and at any time) by a Party of, nor the delay or failure (at any time or for any period of time) to exercise, any right, power or remedy shall constitute a waiver of the right to exercise, or impair, limit or restrict the exercise of, such right, power or remedy or any other right, power or remedy at any time and from time to time thereafter. No waiver of any right, power or remedy of a Party shall be deemed to be a waiver of any other right, power or remedy of such Party or shall, except to the extent so waived, impair, limit or restrict the exercise of such right, power or remedy.

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        14.     REMEDIES.

                (a) The rights, powers and remedies of the Parties set forth herein for a breach of or default under this Agreement are cumulative and in addition to, and not in lieu of, any rights or remedies that any Party may otherwise have under this Agreement, at law or in equity.

                (b) The Parties acknowledge that the Shares are unique, and that any violation of this Agreement cannot be compensated for by damages alone. Accordingly, in addition to all of the other remedies which may be available hereunder or under applicable law, any Party shall have the right to any equitable relief which may be appropriate to remedy a breach or threatened breach by any other Party hereunder, including, without limitation, the right to enforce specifically the terms of this Agreement by obtaining injunctive relief in respect of any violation or non-performance hereof, and any Party shall have the right to seek recovery of and be awarded attorneys' fees and expenses in any proceeding with respect to this Agreement as reasonably determined by the court in which such proceeding is brought.

        15. HEADINGS; COUNTERPARTS. The headings set forth in this Agreement have been inserted for convenience of reference only, shall not be considered a part of this Agreement and shall not limit, modify or affect in any way the meaning or interpretation of this Agreement. This Agreement may be signed in any number of counterparts, each of which (when executed and delivered) shall constitute an original instrument, but all of which together shall constitute one and the same instrument. It shall not be necessary when making proof of this Agreement to account for any counterparts other than a sufficient number of counterparts which, when taken together, contain signatures of all of the Parties.

        16. SEVERABILITY. If any provision of this Agreement shall hereafter be held to be invalid, unenforceable or illegal, in whole or in part, in any jurisdiction under any circumstances for any reason, (i) such provision shall be reformed to the minimum extent necessary to cause such provision to be valid, enforceable and legal while preserving the intent of the Parties as expressed in, and the benefits to the Parties provided by, this Agreement or (ii) if such provision cannot be so reformed, such provision shall be severed from this Agreement and an equitable adjustment shall be made to this Agreement (including, without limitation, addition of necessary further provisions to this Agreement) so as to give effect to the intent as so expressed and the benefits so provided. Such holding shall not affect or impair the validity, enforceability or legality of such provision in any other jurisdiction or under any other circumstances. Neither such holding nor such reformation or severance shall affect or impair the legality, validity or enforceability of any other provision of this Agreement.

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         IN WITNESS WHEREOF, the Parties have duly executed and delivered this
Agreement as of the date first above written.

         PAN AM CORPORATION

         By:__________________________________
            John J. Ogilby

         JMD DELAWARE, INC., as trustee for the
         Micky Arison 1995 Air Holding Trust

         By:___________________________________

         ______________________________________
         MICKY ARISON

         ______________________________________
         REUVEN WERTHEIM

         ______________________________________
         A. DANIEL RATTI

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